Exhibit 10.81

THIRD AMENDMENT TO MASTER CONVERSION AGREEMENT

This Third Amendment to Master Conversion Agreement (“Amendment”) dated October 3rd, 2011, is between The Pantry, Inc., a Delaware corporation with offices at 305 Gregson Drive, Cary, NC 27511 (“PANTRY”), and Marathon Petroleum Company LP (f/k/a Marathon Petroleum Company LLC), a Delaware limited partnership with offices at 539 South Main Street, Findlay, Ohio 45840 (“MPC”), each a “Party” and together, the “Parties”.

WHEREAS, MPC and PANTRY entered into a Master Conversion Agreement dated July 26, 2010 as amended by First Amendment to Master Conversion Agreement dated February 14, 2011 and Second Amendment to Master Conversion Agreement dated August 15, 2011 (collectively the “Agreement”); and

WHEREAS, MPC and PANTRY desire to extend the time period in which PANTRY may conduct advertising and credit card solicitation campaigns and the deadline by which the Parties will confirm the total amount of the funds reimbursed for such activities;

WHEREAS, the Parties have agreed to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set out below, the Parties agree:

1.           The Agreement is amended by the deletion of Section 3(d) of the Agreement and the substitution of the following text for it:

“(d) Advance of Advertising Investment. MPC agrees, subject to Section 3(e), to reimburse PANTRY for its costs of advertising and credit card solicitation campaigns incurred during between [***], as mutually agreed by MPC and PANTRY, with respect to the Retail Outlets, in an amount up to [***]. MPC will document all reimbursements made to PANTRY for all advertising and credit card solicitation campaigns pursuant to this Section 3(d), which shall serve as the basis upon which MPC and PANTRY will confirm in writing, on or before [***], the full and final amount of the Advertising Investment.”

2.           This Amendment shall be effective as of June 30, 2011.

3.           All capitalized terms used herein and not otherwise defined or redefined herein shall have the meanings assigned to them in the Agreement, and all terms defined or redefined herein shall be given the meaning set out herein.

4.           This Amendment may be executed in counterparts, each of which will be deemed to be an original and taken together shall be considered as one document.

5.           As amended hereby, the Agreement remains in full force and effect as the legal, binding obligation of the Parties, enforceable in accordance with its terms.

IN WITNESS WHEREOF, the Parties have executed this Third Amendment to Master Conversion Agreement on the day and year first written.

_________________

[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

THE PANTRY, INC. (“PANTRY”)		MARATHON PETROLEUM COMPANY LP (“MPC”)

By	/s/ Terrance Marks	By	/s/ Eric D. Fegley
Its CEO		Its District Manager

STATE OF NC                      )
) SS.
COUNTY OF WAKE          )

On this 29th day of September, 2011, before me, the undersigned Notary Public in and for said County and
State, came Terrance Marks who did say, under oath, that he/she is CEO of The Pantry, Inc., a Delaware corporation, and that he executed this Third Amendment to Master Conversion Agreement on behalf of and with the authority of said corporation, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

_/s/ Traca N. Williamson_________________
Notary Public

My Commission expires:

__9/25/2013______________
        (SEAL)

STATE OF GEORGIA                 )
) SS.
COUNTY OF GWINNETT         )

On this                      5th day of October, 2011, before me, the undersigned Notary Public in and for said County and
State, came E. D. Fegley, as District Manager who did acknowledge that he executed this Third Amendment to Master Conversion Agreement on behalf of and with the authority of MPC Investment LLC, general partner of Marathon Petroleum Company LP, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto subscribed my name on the day and year last aforesaid.

_/s/ Kim M. Davis_______________________
Notary Public

My Commission expires:

__02/21/2013____________
        (SEAL)